UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024
___________

DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Virginia		1-9819		52-1549373
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)
4991 Lake Brook Drive, Suite 100
Glen Allen,	Virginia			23060-9245
(Address of principal executive offices)				(Zip Code)
		(804)	217-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DX	New York Stock Exchange
6.900% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	DXPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On March 6, 2024, the Board of Directors (the “Board”) of Dynex Capital, Inc. (the “Company”) appointed Andrew Gray and Alexander Crawford as directors of the Company, effective as of March 6, 2024.

Mr. Gray has been appointed to the Audit Committee, Compensation Committee and Investment Committee. Mr. Crawford has been appointed to the Audit Committee, Compensation Committee, Strategy Committee and Investment Committee.

Mr. Gray and Mr. Crawford will be entitled to the standard compensation provided to non-employee directors as such compensation was described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission.

The Board has determined that Messrs. Gray and Crawford are independent under applicable New York Stock Exchange listing rules and regulations of the U.S. Securities Exchange Act of 1934, as amended. There are no arrangements or understandings between Mr. Gray and Mr. Crawford and any other persons or entities pursuant to which they were elected as directors. Further, Mr. Gray and Mr. Crawford are not parties to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Gray and Mr. Crawford’s appointments to the Board is filed herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

Resignation of Directors

On March 11, 2024, the Board accepted the resignation of Board members Michael Hughes and Robert Salcetti, effective as of March 11, 2024. The resignation of Mr. Hughes and Mr. Salcetti did not result from any disagreement with the Company on any matters related to the Company’s operations, policies or practices.

The Company and the Board are grateful to Messrs. Hughes and Salcetti for their years of service and valuable contributions.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release Announcing the Appointments of Andrew Gray and Alexander Crawford, dated March 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	March 12, 2024	By:	/s/ Robert S. Colligan
Robert S. Colligan
Executive Vice President, Chief Financial Officer and Secretary (Principal Financial Officer)